                                                                   EXHIBIT 32.02


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Benihana Inc. (the "Company") on Form 10-K/A for the period ended April 1, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jose I. Ortega, Vice President - Finance, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Jose I. Ortega
-----------------------------------------
Jose I. Ortega
Vice President - Finance,
Chief Financial Officer

July 30, 2007


                                       27